                                                                    Exhibit 23.3

                                    CONSENT


     We hereby consent to the references to this firm and our opinions in the

Registration Statement on Form S-1 filed by Life Financial Corp. and all amendments thereto.

                                                MULDOON, MURPHY & FAUCETTE

                                                /s/ Muldoon, Murphy & Faucette



Dated this 27th day of
January, 1997